UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2006

NORTHTECH CORPORATION.
(Exact name of Registrant as specified in charter)

Nevada	000-52029	20-2842514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 421 - 1917 West 4th Avenue, Vancouver BC, Canada		V6J 1M7
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		604-689-4088

Not Applicable
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This document includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Effective October 31, 2006, NorthTech Corporation a Nevada corporation ("NorthTech"), will merge (the "Merger") with and into Platinum Research Organization, Inc. ("Platinum"), a Nevada corporation, and wholly-owned subsidiary of NorthTech, pursuant to an Agreement and Plan of Merger, dated October 18, 2006, for the purpose of effecting a change a change of name to NorthTech and a recapitalization of NorthTech's capital stock.

Upon the Merger, each outstanding share of NorthTech Common Stock will be automatically exchanged for and became five shares of Platinum Common Stock, and the Platinum common stock is expected to begin trading on the OTC Bulletin Board under a new symbol yet to be assigned by the OTCBB. The NorthTech common stock had traded under the symbol NTTE. In addition, Platinum will assume the outstanding warrants of NorthTech which will become exercisable for shares of Platinum Common Stock. Each warrant exercisable for one share of NorthTech Common Stock will be automatically exercisable for five shares of Platinum Common Stock at the same price as one share of NorthTech Common Stock. Letters of transmittal are being sent to the former NorthTech shareholders requesting that they exchange their NorthTech stock certificates for Platinum stock certificates.

Upon the Merger, pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, Platinum became the successor registrant for NorthTech, and the Platinum common stock became registered under Section 12(g) of that Act. As a result of the Merger, Platinum succeeded to the business, properties, assets and liabilities of NorthTech. The Merger did not result in any change in management.

A copy of the Articles of Merger is attached hereto as Exhibit 3.1.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN

FISCAL YEAR.

As a result of the Merger, Platinum is the successor corporation, and the Certificate of Incorporation and the By-Laws of Platinum became the articles of incorporation and the by-laws, respectively, of the successor reporting company. See Exhibits 3.2 and 3.3 to this Report.

Shareholder approval of the merger was not required pursuant to the Nevada Revised Statutes Section 92A.180.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired. N/A

(b) Pro forma financial information. N/A

(c) Exhibits.

As described in Item 1.01 of this Report, the following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Articles of Merger amending the Articles of Incorporation of NorthTech and Attached Agreement and Plan of Merger
3.2	Articles of Platinum Research Organization, Inc.
3.2	Bylaws of Platinum Research Organization, Inc.
99.1	Press Release dated October 26, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated: October 26, 2006

NORTHTECH CORPORATION

                /s/ Cecelia Pineda

By:
_________________________________
Cecelia Pineda, President & C.E.O.